OTHER CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 22, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
OTHER CURRENT ASSETS, NET
Tax recoverable	¥ 1,849	$ 286		¥ 1,649
Employees? receivable	1,868	290		733
Private placement receivable	2,841	440	¥ 2,841
Others	1,801	279		1,020
Other Gross, Current	8,359	1,295		3,402
Allowance for doubtful accounts	(99)	(15)		(99)	$ (15)	¥ (3)
Total	¥ 8,260	$ 1,280		¥ 3,303